USAA MUTUAL FUNDS TRUST

USAA Income Stock Fund

Supplement dated February 12, 2021

to the Summary Prospectus

dated December 1, 2020

Effective February 12, 2021, reference to Wasif Latif as a portfolio manager for the USAA Income Stock Fund (the "Fund") is removed and Lance Humphrey and Eli Masri are added as portfolio managers to the Fund.

The table under PORTFOLIO MANAGERS is amended to include Mr. Humphrey and Mr. Masri as follows:

	Title	Tenure with the Fund
Lance Humphrey, CFA	Portfolio Manager, VictoryShares and Solutions	Since February 2021

Eli Masri	Portfolio Manager, VictoryShares and Solutions	Since February 2021

If you wish to obtain more information, please call the USAA Mutual Funds at (800) 235-8396.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

IS_SUMPRO -SUP1(0221)